FIRST AMENDMENT TO PARTNERSHIP AGREEMENT


     This FIRST AMENDMENT TO PARTNERSHIP AGREEMENT (this
"Amendment") is made and entered into as of April 27, 1999, by and between SHURGARD DEVELOPMENT II, INC., a
Washington corporation ("Shurgard"), and FREMONT STORAGE
PARTNERS II, L.L.C., a Delaware limited liability company
("Fremont"). Shurgard and Fremont may each be referred to herein individually as a "Partner" and collectively as the "Partners."

                          RECITALS

     WHEREAS, the Partners formed Shurgard/Fremont Partners
II, a Washington general partnership (the "Partnership") pursuant to that certain Partnership Agreement dated as of March 17, 1999 (the "Agreement");

     WHEREAS, the Partners wish to amend said Agreement in certain respects;


                         AGREEMENTS

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   The Agreement shall be amended as follows:

     (a) The date set forth in the preamble of the Agreement shall be corrected to read "March 17, 1999."

     (b) The reference in Section 2.1(a) to "$88,000,000" shall be changed to read "$92,400,762."

     (c) The first sentence of Section 2(c) shall be amended in its entirety to read as follows:

          The maximum amounts of capital contributions that may be required from Fremont and Shurgard (net of any reimbursements received by Shurgard pursuant to Section 4.3) pursuant to this Agreement are approximately $24,948,206 and $2,772,023, respectively.

     (d) Exhibit A shall be amended to add thereto the following property:

          Beecaves

     2. Except as expressly provided herein, the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, this Agreement has been duly executed, effective as of the date first set forth above.

                              SHURGARD DEVELOPMENT II, INC.



                              /s/ Harrell Beck
                                ----------------
                              By:  Harrell Beck
                              Its: Senior Vice President

                              Taxpayer I.D. No. 91-1934789


                              FREMONT STORAGE PARTNERS II,
                              L.L.C.

                              By:  Fremont Realty Capital Investors, L.P.
                              Its: Managing Member


                              By:  Fremont Resources, Inc.
                              Its: General Partner

                               /s/ Claude L. Zinnegrabe, Jr.
                                ----------------------------
                              By:  Claude L. Zinnegrabe, Jr.
                                   Executive Vice President

                              Taxpayer I.D. No.